Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies - Contractual obligations (Table)

	Twelve month periods ending December 31,
+ inflows/ - outflows	Total	2021	2022	2023	2024	2025	2026 and thereafter
Future,minimum, non-cancellable charter revenue (1)	$35,636	$35,636	$-	$-	$-	$-	$-
Acquisition of second-hand vessels (2)	(61,239)	(61,239)	-	-	-	-	-
Vessel BWTS (3)	(23,205)	(23,205)	-	-	-	-	-
Office rent (4)	(963)	(351)	(337)	(228)	(47)	-	-
Total	$(49,771)	$(49,159)	$(337)	$(228)	$(47)	$-	$-

(1)	The amounts represent the minimum contractual charter revenues to be generated from the existing, as of December 31, 2020, non-cancellable time charter agreements, until their expiration, net of address commission, assuming no off-hire days, other than those related to scheduled interim and special surveys of the vessels. As disclosed in Note 8, within the first quarter of 2021 the time charter agreement for vessel Star Karlie, which accounts for $3,900 of the future, minimum, non-cancellable charter revenue included in the table above, was early terminated within the first quarter of 2021.
(2)	The amount reflects the total consideration for the E.R. Acquisition Vessels discussed in Note 5 in form of $39,000 in cash financed by SEB $39,000 Facility (Note 21a) and 2,100,000 of Company’s common shares, issued on January 26, 2021 to E.R., when the vessels were delivered to the Company.
(3)	The amounts represent the Company’s commitments as of December 31, 2020, for installation of Ballast Water Treatment System (“BWTS”) on its vessels so as to comply with environmental regulations.
(4)	The amount reflects the minimum rental payments under the office rental agreements that the Company is party to as of December 31, 2020. The weighted average remaining lease term of these office rent arrangements as of December 31, 2020 is 2.92 years. Please also refer to Note 3 for office rent agreements entered into with related parties.